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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): July 18, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                                        000-50056                             05-0527861
(State of incorporation                         (Commission file number)       (I.R.S. employer identification number)
    or organization)



            4200 STONE ROAD
             KILGORE, TEXAS                                                                     75662
(Address of principal executive offices)                                                      (Zip code)



       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished pursuant to
Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

         EXHIBIT
         NUMBER              DESCRIPTION
         -------             -----------

         99.1                --    Press release dated July 18, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         On July 18, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that on August 15, 2003 it will pay a minimum quarterly distribution of $0.50 per unit to its common and subordinated unitholders of record as of the close of business on August 1, 2003. A copy of the press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and is deemed to have been furnished pursuant to Item 9 and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARTIN MIDSTREAM PARTNERS L.P.

                                        By:  Martin Midstream GP LLC
                                        Its: General Partner


Date:  July 18, 2003                    By: /s/ ROBERT D. BONDURANT
                                           ------------------------------------
                                             Robert D. Bondurant
                                             Executive Vice President and Chief
                                             Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1                --    Press release dated July 18, 2003.



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